UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2012

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

On April 24, 2012, the Board of Directors of Cree, Inc., a North Carolina corporation (the “Company”), approved, and the Company entered into, an Amended and Restated Rights Agreement (the “Amended and Restated Rights Agreement”) with American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”). The Amended and Restated Rights Agreement amends and restates the Rights Agreement, dated May 30, 2002, between the Company and the Rights Agent, as amended by Amendment No. 1 to the Rights Agreement dated October 16, 2006 (the “Existing Rights Agreement”). The purpose of the Amended and Restated Rights Agreement is, among other things, to extend the expiration date of the preferred stock purchase rights described therein from June 10, 2012 to September 30, 2018, and to remove provisions in the Existing Rights Agreement stipulating that certain actions can be taken only with the concurrence of a majority of members of the Board of Directors who are not affiliated with an acquiring person (more specifically, those who are Continuing Directors, as defined in the Existing Rights Agreement).

The foregoing summary of the revisions reflected in the Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
Exhibit 4.1
Amended and Restated Rights Agreement, amended and restated as of April 24, 2012, between Cree, Inc. and American Stock Transfer & Trust Company, LLC, including the form of Articles of Amendment of Articles of Incorporation of the Company, the form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock, attached thereto as Exhibits A, B and C, respectively

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Adam H. Broome
Adam H. Broome
Vice President–Legal & Secretary

Date: April 26, 2012

Exhibit Index

Exhibit No.	Description
Exhibit 4.1
Amended and Restated Rights Agreement, amended and restated as of April 24, 2012, between Cree, Inc. and American Stock Transfer & Trust Company, LLC, including the form of Articles of Amendment of Articles of Incorporation of the Company, the form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock, attached thereto as Exhibits A, B and C, respectively